Exhibit 10(f)

LEASE ADDENDUM

THIS LEASE ADDENDUM is made and entered into this 17th day of January, 2006, by and between GULFCOAST PROPERTY NO. 1, LLC, a Florida limited liability company, (hereinafter referred to as “Landlord”) and PEEK TRAFFIC CORPORATION, a Delaware corporation, (hereinafter referred to as “Tenant”).

WHEREAS, Landlord and Tenant entered into a commercial Lease dated September 22, 2005, (the “Lease”) for certain premises located at 2511 Corporate Way, Palmetto, Florida; and

WHEREAS, the parties wish to modify said Lease.

NOW, THEREFORE, in consideration of Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which is acknowledged, the parties agree as follows:

1.     As of the 16th day of January, 2006, Tenant shall lease the entire second floor space, comprised of 11,520 square feet, thereby increasing the total square footage of the Premises leased by the Tenant to 51,520 square feet.  The Base Rent for the second floor space shall be $12.62 per square foot, resulting in a blended Base Rent for the entire Premises of $9.15.   This results in a total Base Rent of $471,408.00 per annum.  Base Rent for the second floor space for the month of January, 2006, shall be prorated as of the date of this Addendum at the $12.62 per square foot rate.  Payment by Tenant at the blended Base Rent of $9.15 per square foot for the entire Premises shall commence with the payment due February 1, 2006.  The blended Base Rent of $9.15 per square foot shall be considered the Base Rent for the entire year of 2006 for purposes of annual adjustments to the Base Rent as provided for in the Lease.

2.     The Security Deposit, plus applicable sales tax, to be paid by Tenant pursuant to Section 1.01(k) if the Lease shall be increased to a total amount of $125,504.56.  The difference between said amount and the original Security Deposit paid by Tenant shall be paid by Tenant to Landlord not later than February 5, 2006.

3.     The third sentence in Section 1.01(o), and the last sentence in Section 7.01, concerning installation of signage for a second floor tenant, is hereby deleted.

4.     To reflect the inclusion of the second floor space in the Premises leased by the Tenant, the second sentence of Section 1.03(g), Premises, is hereby deleted.

5.     Section 2.02, Use of Common Areas, of the Lease is revised to read as follows:

The use and occupation by Tenant of the Premises shall include the non-exclusive use, in common with others, of the Common Areas located in GulfCoast Corporate Park as they may exist from time to time, subject to the terms and conditions of the Covenants, Conditions, Easements, and Restrictions, as the same may be amended from time to time, applicable thereto.

6.     Subsections (x) and (xi) of Section 3.05 of the Lease, Tenant to Bear Premises’ Operating Costs, are hereby deleted.  Additionally, the phrase, “or of any second floor tenant, its agents, representatives, employees and contractors,” in Subsection (iii) of Section 3.05 of the Lease is hereby deleted.

7.     The second, fourth and fifth sentences of Section 8.02 of the Lease, Landlord’s Responsibilities, are hereby deleted.

8.     Subsection (ii) of Section 9.04 of the Lease, Indemnification of Landlord, is hereby deleted.

9.     The phrase “(and the 2nd floor space, in accordance with the terms of Section 3.05)” in Section 10.01 of the Lease, Payment and Metering, is hereby deleted.

10.   The last sentence in Section 17.01 of the Lease, Right of Entry, is hereby deleted.

11.   Except as modified herein, the Lease is and shall remain in full force and effect.

IN WITNESS WHEREOF, the parties have set their hands and seals the date first above written.

WITNESSES:		“LANDLORD”

/s/Chad D. Weaver		GULFCOAST PROPERTY NO.1, LLC
Print Name:	Chad D. Weaver

/s/Michael Hobbs		By:	/s/Hugh D. Miller
Print Name:	Michael Hobbs		HUGH D. MILLER, Managing Member

“TENANT”

/s/Michael Hobbs		PEEK TRAFFIC CORPORATION
Print Name:	Michael Hobbs

/s/Chad D. Weaver		By:	/s/Timothy M. O’Leary
Print Name:	Chad D. Weaver		Timothy M. O’Leary	, as its
President

STATE OF FLORIDA

COUNTY OF MANATEE

The foregoing instrument was acknowledged before me this 17th day of January, 2006, by HUGH D. MILLER, as Managing Member of GULFCOAST PROPERTY NO. 1, LLC, a Florida limited liability company, who is personally known to me: ☒  or has produced a

Driver’s License as identification:     .

/s/Lori Leigh Mellman
Notary Public

STATE OF FLORIDA

COUNTY OF MANATEE

The foregoing instrument was acknowledged before me this          day of                                      , 2006, by                                          , as                                      of PEEK TRAFFIC CORORATION, a Delaware corporation, who is personally known to me:         or has produced a Driver’s License as identification:         .

Notary Public

CONSENT AND AGREEMENT OF GUARANTOR

WHEREAS, the undersigned has executed Guaranty Agreement dated the 22nd day of September, 2005; and

WHEREAS, the Lease has been modified as per the Addendum to which this Consent is affixed.

NOW, THEREFORE, in consideration of Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which is acknowledged, the parties agree as follows:

1.             The undersigned hereby consents and agrees that its Guaranty shall be and remain effective as per the Lease as amended herein.

2.             The Guaranty Agreement of the undersigned is in full force and effect, as modified herein, and there are no defenses to said Guaranty as executed.

Signed, sealed and delivered

in the presence of:

QUIXOTE CORPORATION, a Delaware corporation

/s/Zenaida Arroyo		By:	/s/ Joan R. Riley
Print Name:	Zenaida Arroyo	Joan R. Riley
		As its	Vice President & General Counsel
/s/Erika Lopez
Print Name:	Erika Lopez